EXHIBIT 99.3 - HANNAFORD BROS. CO. FINANCIAL STATEMENTS


The following unaudited financial statements of Hannaford Bros. Co. consist of a consolidated balance sheet as of July 1, 2000, a consolidated statement of earnings for the six month period ended July 1, 2000 and the six month period ended July 3, 1999, a consolidated statement of earnings for the three month periods ended July 1, 2000 and July 3, 1999 and consolidated statements of cash flows for the six month periods ended July 1, 2000 and July 3, 1999.

The Company does not include footnote disclosures as it believes that this would substantially duplicate the disclosures contained in the most recent audited annual report for the fiscal period ended January 1, 2000.


       Unaudited Consolidated Statement of Earnings of Hannaford Bros. Co.
                  (Dollars in thousands, except per share data)

                                                      (UNAUDITED)         (UNAUDITED)
                                                    6 Months Ended      6 Months Ended
                                                     July 1, 2000        July 3, 1999
         Net sales                                   $ 1,733,472          $ 1,693,449
         Cost of goods sold                          $ 1,277,064          $ 1,249,509
         Selling and administrative expenses         $   470,293          $   358,470
                                                     -----------          -----------
         Operating Income (loss)                     $   (13,885)         $    85,470
         Interest expense, net                       $     9,258          $    12,045
                                                     -----------          -----------
         Income (loss) before income taxes           $   (23,143)         $    73,425
         Provision for income taxes                  $    (8,404)         $    28,021
                                                     -----------          -----------
         Net income (loss)                           $   (14,739)         $    45,404

         Earnings per share:
               Basic                                 $     (0.34)         $      1.08
               Diluted                               $     (0.34)         $      1.06
               Cash dividends                        $      0.33          $      0.33

         Weighted average number of common
               shares outstanding
         Basic                                            42,992               42,223
         Diluted                                          43,726               42,865

       Unaudited Consolidated Statement of Earnings of Hannaford Bros. Co.
                  (Dollars in thousands, except per share data)

                                                    (UNAUDITED)           (UNAUDITED)
                                                   3 Months Ended        3 Months Ended
                                                    July 1, 2000          July 3, 1999
         Net sales                                   $   886,626          $   854,325
         Cost of goods sold                          $   655,468          $   628,109
         Selling and administrative expenses         $   286,890          $   179,222
                                                     -----------          -----------
         Operating Income (loss)                     $   (55,732)         $    46,994
         Interest expense, net                       $     4,011          $     5,780
                                                     -----------          -----------
         Income (loss) before income taxes           $   (59,743)         $    41,214
         Provision for income taxes                  $   (22,451)         $    15,800
                                                     -----------          -----------
         Net income (loss)                           $   (37,292)         $    25,414

         Earnings per share:
               Basic                                 $     (0.86)         $      0.60
               Diluted                               $     (0.85)         $      0.59
               Cash dividends                        $     0.165          $     0.165

         Weighted average number of common
               shares outstanding
         Basic                                            43,434               42,208
         Diluted                                          43,980               42,868

           Unaudited Consolidated Balance Sheet of Hannaford Bros. Co.
                             (Dollars in thousands)

                                                               (UNAUDITED)          (UNAUDITED)

                                                              July 1, 2000        January 1, 2000
Current Assets
       Cash and cash equivalents                               $   130,463          $    53,641
       Receivables                                             $    26,694          $    26,633
       Inventories                                             $   197,278          $   230,416
       Prepaid expenses                                        $     4,705          $     5,817
       Deferred tax asset                                      $    14,492          $    10,325
                                                               -----------          -----------
           Total current assets                                $   373,632          $   326,832
                                                               -----------          -----------
Property, at cost, less accumulated depreciation               $   845,305          $   892,871
Intangible assets, less accumulated amortization               $    50,088          $    58,154
Other assets                                                   $    72,978          $    52,133
                                                               -----------          -----------
           Total assets                                        $ 1,342,003          $ 1,329,990
                                                               -----------          -----------
Liabilities and Shareholders' Equity
Current Liabilities
       Short term borrowings                                   $    20,651          $    20,391
       Accounts payable                                        $   206,061          $   187,344
       Accrued expenses                                        $    45,833          $    61,801
       Capital lease obligations - current                     $     2,430          $     2,462
       Long term debt - current                                $        --          $        --
       Other liabilities - current                             $       141          $     1,256
                                                               -----------          -----------
           Total current liabilities                           $   275,115          $   273,254
                                                               -----------          -----------
       Long-term debt                                          $   156,380          $   185,126
       Capital lease obligations                               $    59,107          $    71,464
       Deferred income tax liabilities                         $    (1,016)         $    32,676
       Other liabilities                                       $    84,951          $    40,282
                                                               -----------          -----------
           Total liabilities                                   $   574,538          $   602,802
                                                               -----------          -----------
       Shareholders' equity
           Common stock, par value $.75 per share              $    32,819          $    31,754
       Additional paid-in-capital                              $   167,747          $   103,085
       Preferred stock purchase rights                         $       438          $       423
       Retained earnings                                       $   566,461          $   595,478
       Less common stock in treasury - 0 and 68 shares         $        --          $    (3,552)
                                                               -----------          -----------
           Total shareholders' equity                          $   767,465          $   727,188
                                                               -----------          -----------
           Total liabilities and shareholders' equity          $ 1,342,003          $ 1,329,990
                                                               -----------          -----------

      Unaudited Consolidated Statements of Cash Flows of Hannaford Bros. Co.
                             (Dollars in thousands)

                                                                            (UNAUDITED)
                                                              6 Months Ended       6 Months Ended
                                                                July 1, 2000         July 3, 1999
Cash flows from operating activities :
  Net Loss                                                      $   (14,739)         $    45,404
  Adjustments to reconcile net income to net
     cash provided by operating activities:
      Closed store expenses                                     $   100,121          $        --
      Depreciation and amortization                             $    50,531          $    51,182
      Decrease (increase) in inventories                        $    29,872          $    (7,711)
      Decrease in receivables/prepayments                       $       842          $     3,846
      Decrease (increase) in accounts payable
        and accrued expenses                                    $    (3,564)         $    14,981
      Decrease (increase) in income taxes payable               $    (1,174)         $     1,985
      Decrease (increase) in deferred taxes                     $   (37,363)         $    (1,234)
      Other operating activities                                $     2,900          $      (417)
                                                                -----------          -----------
        Net cash provided by operating activities               $   127,426          $   108,036
                                                                -----------          -----------
Cash flows from investing activities :
      Acquisition of property, plant and equipment              $   (66,705)         $   (54,927)
      Sale of property, plant and equipment, net                $     8,536          $     6,441
      Increase in deferred charges                              $    (3,333)         $    (1,249)
      Increase in computer software costs                       $    (2,702)         $    (3,928)
      Purchase of Securities (available for sale)               $    (7,765)         $        --
                                                                -----------          -----------
        Net cash used in investing activities                   $   (71,969)         $   (53,663)
                                                                -----------          -----------
Cash flows from financing activities :
      Principal payments under capital
        lease obligations                                       $    (1,198)         $      (981)
      Proceeds from issuance of long-term debt
      Decrease in lines of credit                               $   (19,700)         $        --
      Payments of long-term debt                                $    (8,787)         $   (34,690)
      Dividends paid                                            $   (14,265)         $   (13,945)
      Purchase of treasury stock                                $      (553)         $   (19,912)
      Issuance of treasury stock                                $     2,530
      Issuance of common stock                                  $    63,338          $     8,630
                                                                -----------          -----------
        Net cash provided by financing activities               $    21,365          $   (60,898)
                                                                -----------          -----------

Net increase in cash and cash equivalents                       $    76,822          $    (6,525)

Cash and cash equivalents at beginning of period                $    53,641          $    59,722
                                                                -----------          -----------
Cash and cash equivalents at end of period                      $   130,463          $    53,197
                                                                -----------          -----------